The Hartford Checks and Balances Fund

Summary Prospectus

The Hartford Mutual Funds

March 1, 2010,

as last amended July 1, 2010

Class	Ticker
A	HCKAX
B	HCKBX
C	HCKCX
I	HCKIX
R3	HCKRX
R4	HCKSX
R5	HCKTX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.hartfordmutualfunds.com/prospectuses.  You can also get this information at no cost by calling 1-888-843-7824 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s prospectus dated March 1, 2010 (as amended), statement of additional information dated March 1, 2010 (as amended) and annual report dated October 31, 2009 are incorporated into this summary prospectus by reference.  The Fund’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective:

The Fund seeks long-term capital appreciation and income.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section of the Fund’s prospectus and the “Purchases and Redemptions of Shares” section of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5
Management fees	—	—	—	—	—	—	—
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—
Other expenses	0.21%	0.31%	0.22%	0.20%	0.37%	0.24%	0.17%
Acquired Fund fees and expenses	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Total annual fund operating expenses	1.13%	1.98%	1.89%	0.87%	1.54%	1.16%	0.84%
Less: Contractual expense reimbursement(1)	—	—	—	—	0.14%	0.06%	0.04%
Net operating expenses(1)	1.13%	1.98%	1.89%	0.87%	1.40%	1.10%	0.80%

(1)          The Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.25% (Class A), 2.00% (Class B), 2.00% (Class C), 1.00% (Class I), 1.40% (Class R3), 1.10% (Class R4) and 0.80% (Class R5). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 29, 2012, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$659	$889	$1,138	$1,849
B	$701	$921	$1,268	$2,086
C	$292	$594	$1,021	$2,212
I	$89	$278	$482	$1,073
R3	$143	$473	$826	$1,823
R4	$112	$363	$633	$1,404
R5	$82	$264	$462	$1,033

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$659	$889	$1,138	$1,849
B	$201	$621	$1,068	$2,086
C	$192	$594	$1,021	$2,212
I	$89	$278	$482	$1,073
R3	$143	$473	$826	$1,823
R4	$112	$363	$633	$1,404
R5	$82	$264	$462	$1,033

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of Hartford Mutual Funds (“Underlying Funds”):  The Hartford Capital Appreciation Fund, which invests primarily in stocks selected on the basis of potential for capital appreciation; The Hartford Dividend and Growth Fund, which invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields; and The Hartford Total Return Bond Fund, which under normal circumstances invests at least 80% of its assets in bonds.  The Fund will make equal allocations (one-third each) of its assets to the Underlying Funds.  The Fund’s asset allocation and rebalancing strategy provides a system of “checks and balances” that provides diversification and prevents a single investment strategy from dominating the Fund.  The Fund will not be actively managed, and the

Fund’s assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Fixed Allocation Risk — Because the fund has set limitations on the amount of assets that may be allocated to each Underlying Fund, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

•                  Shows how the Fund’s total return has varied from year to year

•                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•                  Shows the returns of Class A.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  14.71% (2nd quarter, 2009)   Lowest  -15.26% (4th quarter, 2008)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

The return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending 12/31/09
(including sales charges)

		Lifetime
	1 Year	(since 05/31/07)
Share Classes
Class A - Return Before Taxes	19.42%	-4.80%
- After Taxes on Distributions	18.77%	-5.62%
- After Taxes on Distributions and Sale of Fund Shares	12.57%	-4.52%
Share Classes (Return Before Taxes)
Class B	20.53%	-4.49%
Class C	24.54%	-3.40%
Class I	26.83%	-2.45%
Class R3	26.04%	-2.83%
Class R4	26.50%	-2.65%
Class R5	26.86%	-2.51%
Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	5.93%	6.53%
Russell 3000 Index
(reflects no deduction for fees, expenses or taxes)	28.34%	-9.40%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)	26.47%	-9.49%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.

The fund is managed by HIFSCO’s Investment Oversight Committee, overseen by Vernon Meyer.

Portfolio Manager	Title	Involved with Fund Since
Vernon J. Meyer, CFA	Senior Vice President of HIFSCO and Chairman of the HIFSCO Investment Oversight Committee	2007

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered only through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

MFSUM-CB10

March 1, 2010 as last
amended July 1, 2010